EXHIBIT 32
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                                 CERTIFICATION
           PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



      The undersigned Chief Executive Officer and Chief Financial Officer of AMLI Residential Properties Trust ("AMLI"), each hereby certifies pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of each of their knowledge:

      (a) AMLI's Quarterly Report on Form 10-Q for the period ended September 30, 2005 filed with the Securities and Exchange Commission fully complies with the requirements of
            Section 13(a) or 15(d) of the Securities Exchange Act of
            1934; and

      (b) that information contained in AMLI's Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of AMLI.




Date:  November 3, 2005              By:   /s/ Gregory T. Mutz
                                           ------------------------------
                                           Gregory T. Mutz
                                           Chief Executive Officer



Date:  November 3, 2005              By:   /s/ Robert J. Chapman
                                           ------------------------------
                                           Robert J. Chapman
                                           Chief Financial Officer